Exhibit 99.1

UNION PACIFIC REPORTS RECORD THIRD QUARTER

Achieves Best-Ever Earnings Per Share

FOR IMMEDIATE RELEASE

All-Time Quarterly Records

•	Diluted earnings per share improved 19 percent to $1.85.

•	Operating revenues totaled $5.1 billion, up 16 percent.

•	Operating income totaled $1.6 billion, up 13 percent.

Omaha, Neb., October 20, 2011 – Union Pacific Corporation (NYSE: UNP) today reported 2011 third quarter net income of $904 million, or $1.85 per diluted share, compared to $778 million, or $1.56 per diluted share, in the third quarter 2010.

“Union Pacific delivered top and bottom line record results in the third quarter,” said Jim Young, Union Pacific chairman and chief executive officer. “We’re clearly demonstrating how Union Pacific’s diverse franchise and value-added service offerings are driving record free cash flow and improved financial returns for our shareholders.”

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Third Quarter Summary

Third quarter business volumes, as measured by total revenue carloads, grew one percent versus 2010. Four of Union Pacific’s six business groups reported volume increases, including strong growth in automotive, industrial products, energy and chemical shipments. Agricultural products and intermodal volumes were down in the quarter compared to 2010. Quarterly operating revenue increased 16 percent in the third quarter 2011 to a record $5.1 billion versus $4.4 billion in the third quarter 2010. In addition:

•	Each of Union Pacific’s six business groups reported freight revenue growth in the third quarter driven by increased fuel cost recoveries, core pricing gains and volume growth.

•	Average quarterly diesel fuel prices increased 42 percent from $2.24 per gallon in the third quarter 2010 to $3.18 per gallon in the third quarter 2011.

•

Union Pacific’s operating ratio of 69.1 percent was 0.9 points higher than the best-ever quarterly record achieved in the third quarter 2010. The impact of higher fuel prices negatively impacted the operating ratio by 1.7 points compared to 2010.

•

Severe heat and extended drought conditions in Texas and the resulting damage to large sections of track structure negatively impacted operating efficiencies, driving operating expenses up by $18 million during the quarter.

•	The Customer Satisfaction Index of 91 set a new third quarter record, one point better than the third quarter 2010.

•	Quarterly train speed, as reported to the Association of American Railroads, was 24.6 mph, decreasing four percent compared to the third quarter 2010, mainly driven by weather-related challenges.

•	The Company repurchased 4.7 million shares in the third quarter 2011 at an average share price of $91.45 and an aggregate cost of $428 million.

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Summary of Third Quarter Freight Revenues

•	Industrial Products up 24 percent

•	Automotive up 23 percent

•	Energy up 21 percent

•	Chemicals up 14 percent

•	Agricultural up 9 percent

•	Intermodal up 8 percent

Outlook

“While the economic outlook is uncertain, we’re optimistic about the future for Union Pacific,” said Young. “As we have shown in this weaker economy, the diversity of our business continues to deliver record results. We remain confident in the strength of our fundamental strategy to enhance our franchise, provide increased value for our customers, and generate improved financial returns for our shareholders.”

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

Supplemental financial information is attached.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to its ability to generate returns for shareholders; current and future economic conditions; and its ability to enhance its franchise, provide value to its customers, and improve financial returns. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2010, which was filed with the SEC on February 4, 2011. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages, For the Periods Ended September 30,	3rd Quarter				Year-to-Date
	2011	2010	%		2011	2010	%
Operating Revenues
Freight revenues	$4,836	$4,187	16%		$13,679	$11,898	15%
Other revenues	265	221	20		770	657	17
Total operating revenues	5,101	4,408	16		14,449	12,555	15

Operating Expenses
Compensation and benefits	1,193	1,092	9		3,526	3,202	10
Fuel	916	608	51		2,646	1,799	47
Purchased services and materials	506	465	9		1,497	1,369	9
Depreciation	408	372	10		1,204	1,107	9
Equipment and other rents	293	292	-		878	864	2
Other	207	178	16		591	546	8

Total operating expenses	3,523	3,007	17		10,342	8,887	16

Operating Income	1,578	1,401	13		4,107	3,668	12
Other income	17	25	(32)		58	45	29
Interest expense	(142)	(153)	(7)		(431)	(460)	(6)
Income before income taxes	1,453	1,273	14		3,734	3,253	15
Income taxes	(549)	(495)	11		(1,406)	(1,248)	13
Net Income	$904	$778	16%		$2,328	$2,005	16%

Share and Per Share
Earnings per share - basic	$1.87	$1.58	18%		$4.78	$4.01	19%
Earnings per share - diluted	$1.85	$1.56	19		$4.74	$3.98	19
Weighted average number of shares - basic	484.2	493.0	(2)		487.4	499.8	(2)
Weighted average number of shares - diluted	488.1	497.7	(2)		491.5	504.3	(3)
Dividends declared per share	$0.475	$0.33	44		$1.33	$0.93	43

Operating Ratio	69.1%	68.2%	0.9	pts	71.6%	70.8%	0.8	pts
Effective Tax Rate	37.8%	38.9%	(1.1)	pts	37.7%	38.4%	(0.7)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2011	2010	%	2011	2010	%
Freight Revenues (Millions)
Agricultural	$814	$750	9%	$2,470	$2,178	13%
Automotive	379	309	23	1,102	948	16
Chemicals	720	629	14	2,087	1,808	15
Energy	1,112	922	21	3,014	2,602	16
Industrial Products	863	697	24	2,356	1,987	19
Intermodal *	948	880	8	2,650	2,375	12
Total	$4,836	$4,187	16%	$13,679	$11,898	15%

Revenue Carloads (Thousands)
Agricultural	223	229	(3)%	698	670	4%
Automotive	160	146	10	482	456	6
Chemicals	233	221	5	689	633	9
Energy	572	535	7	1,606	1,537	4
Industrial Products	305	282	8	865	810	7
Intermodal *	848	903	(6)	2,437	2,472	(1)
Total	2,341	2,316	1%	6,777	6,578	3%

Average Revenue per Car
Agricultural	$3,655	$3,271	12%	$3,537	$3,249	9%
Automotive	2,364	2,114	12	2,287	2,076	10
Chemicals	3,087	2,858	8	3,029	2,858	6
Energy	1,945	1,721	13	1,877	1,692	11
Industrial Products	2,832	2,470	15	2,724	2,453	11
Intermodal *	1,119	974	15	1,087	961	13
Average	$2,066	$1,807	14%	$2,019	$1,809	12%

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Sep. 30, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$1,647	$1,086
Other current assets	2,567	2,346
Investments	1,171	1,137
Net properties	39,425	38,253
Other assets	256	266
Total assets	$45,066	$43,088

Liabilities and Common Shareholders’ Equity
Debt due within one year	$642	$239
Other current liabilities	3,082	2,713
Debt due after one year	8,765	9,003
Deferred income taxes	12,290	11,557
Other long-term liabilities	1,722	1,813
Total liabilities	26,501	25,325

Total common shareholders’ equity	18,565	17,763

Total liabilities and common shareholders’ equity	$45,066	$43,088

Debt to Capital	33.6%	34.2%
Adjusted Debt to Capital*	41.4%	42.5%

*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2011	2010
Operating Activities
Net income	$2,328	$2,005
Depreciation	1,204	1,107
Deferred income taxes	721	433
Other - net	81	(825)
Cash provided by operating activities	4,334	2,720

Investing Activities
Capital investments	(2,218)	(1,686)
Other - net	(23)	13
Cash used in investing activities	(2,241)	(1,673)

Financing Activities
Common shares repurchased	(1,036)	(1,019)
Dividends paid	(607)	(438)
Debt issued	486	894
Debt exchange	(272)	(98)
Debt repaid	(188)	(933)
Other - net	85	55
Cash used in financing activities	(1,532)	(1,539)

Net Change in Cash and Cash Equivalents	561	(492)
Cash and cash equivalents at beginning of year	1,086	1,850
Cash and Cash Equivalents End of Period	$1,647	$1,358

Free Cash Flow*
Cash provided by operating activities	$4,334	$2,720
Receivables securitization facility**	-	400
Cash provided by operating activities excluding receivables securitization facility	4,334	3,120

Cash used in investing activities	(2,241)	(1,673)
Dividends paid	(607)	(438)
Free cash flow	$1,486	$1,009

*	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

**

Effective January 1, 2010, new accounting guidance requires us to account for receivables transferred under our receivables securitization facility as secured borrowings in our Condensed Consolidated Statements of Financial Position and as financing activities in our Condensed Consolidated Statements of Cash Flows. The receivables securitization facility line in the above table is included in our free cash flow calculation to adjust cash provided by operating activities as though our receivables securitization facility had been accounted for under the new accounting guidance for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2011	2010	%		2011	2010	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	250,855	239,541	5%		725,477	691,313	5%
Employees (average)	45,507	43,375	5		44,841	42,692	5
GTMs (millions) per employee	5.51	5.52	-		16.18	16.19	-
Customer satisfaction index	91	90	1	pt	91	89	2	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.18	$2.24	42%		$3.11	$2.23	39%
Fuel consumed in gallons (millions)	277	261	6		820	781	5
Fuel consumption rate*	1.103	1.092	1		1.130	1.129	-

AAR Reported Performance Measures
Average train speed (miles per hour)	24.6	25.7	(4)%		25.6	26.1	(2)%
Average terminal dwell time (hours)	26.2	25.0	5		26.1	25.3	3
Average rail car inventory (thousands)	274.4	274.4	-		272.5	275.7	(1)

Revenue Ton-Miles (Millions)
Agricultural	20,991	22,062	(5)%		66,145	64,261	3%
Automotive	3,218	2,984	8		9,600	9,441	2
Chemicals	14,855	13,956	6		44,376	40,614	9
Energy	63,274	59,331	7		176,274	168,346	5
Industrial Products	17,746	15,687	13		49,852	45,507	10
Intermodal	19,961	20,489	(3)		58,726	59,457	(1)
Total	140,045	134,509	4%		404,973	387,626	4%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2011
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,248	$4,595	$4,836	$13,679
Other revenues	242	263	265	770
Total operating revenues	4,490	4,858	5,101	14,449
Operating Expenses
Compensation and benefits	1,167	1,166	1,193	3,526
Fuel	826	904	916	2,646
Purchased services and materials	475	516	506	1,497
Depreciation	395	401	408	1,204
Equipment and other rents	302	283	293	878
Other	188	196	207	591
Total operating expenses	3,353	3,466	3,523	10,342
Operating Income	1,137	1,392	1,578	4,107
Other income	15	26	17	58
Interest expense	(141)	(148)	(142)	(431)
Income before income taxes	1,011	1,270	1,453	3,734
Income tax expense	(372)	(485)	(549)	(1,406)
Net Income	$639	$785	$904	$2,328

Share and Per Share
Earnings per share - basic	$1.31	$1.61	$1.87	$4.78
Earnings per share - diluted	$1.29	$1.59	$1.85	$4.74
Weighted average number of shares - basic	489.6	488.4	484.2	487.4
Weighted average number of shares - diluted	494.1	492.4	488.1	491.5
Dividends declared per share	$0.38	$0.475	$0.475	$1.33

Operating Ratio	74.7%	71.3%	69.1%	71.6%
Effective Tax Rate	36.8%	38.2%	37.8%	37.7%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2011
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$807	$849	$814	$2,470
Automotive	342	381	379	1,102
Chemicals	664	703	720	2,087
Energy	952	950	1,112	3,014
Industrial Products	690	803	863	2,356
Intermodal *	793	909	948	2,650
Total	$4,248	$4,595	$4,836	$13,679

Revenue Carloads (Thousands)
Agricultural	238	237	223	698
Automotive	157	165	160	482
Chemicals	223	233	233	689
Energy	538	496	572	1,606
Industrial Products	263	297	305	865
Intermodal *	770	819	848	2,437
Total	2,189	2,247	2,341	6,777

Average Revenue per Car
Agricultural	$3,386	$3,580	$3,655	$3,537
Automotive	2,175	2,321	2,364	2,287
Chemicals	2,974	3,024	3,087	3,029
Energy	1,770	1,916	1,945	1,877
Industrial Products	2,628	2,697	2,832	2,724
Intermodal *	1,031	1,108	1,119	1,087
Average	$1,941	$2,045	$2,066	$2,019

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Sep. 30, 2011	Dec. 31, 2010
Debt (a)	$9,407	$9,242
Equity	18,565	17,763
Capital (b)	$27,972	$27,005

Debt to capital (a/b)	33.6%	34.2%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Sep. 30, 2011	Dec. 31, 2010
Debt	9,407	9,242
Net present value of operating leases	3,267	3,476
Unfunded pension and OPEB	421	421
Adjusted debt (a)	$13,095	$13,139
Equity	18,565	17,763
Adjusted capital (b)	$31,660	$30,902

Adjusted debt to capital (a/b)	41.4%	42.5%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 6.2% at September 30, 2011 and December 31, 2010. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.